SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2005

                        Commission File Number: 000-50146

             (Exact name of registrant as specified in its charter)


Nevada                    Tornado Gold International Corp.            94-3409645
------                    --------------------------------            ----------
(State of incorporation                                         (I.R.S. Employer
or organization)                                             Identification No.)


8600 Technology Way, Suite 118, Reno NV                                  89521
--------------------------------------------------- ---------------------------
(Address of principal executive offices)                            (Zip Code)


                                  775-852-3770
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


               3841 Amador Way, Reno, Nevada 89502 (775) 827-2324
               --------------------------------------------------
       (Former Address and Telephone Number, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

WEBSITE. On March 30, 2005, Tornado Gold International Corp., a Nevada corporation (the "Registrant") launched its website, located at www.tornadogold.com. The website describes the Registrant's current projects and its management's expertise. In addition, the Registrant announces its new corporate address is located at 8600 Technology Way, Suite 118, Reno NV 89521. Its new telephone number is 775-852-3770.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Tornado Gold International Corp.


March 30, 2005                       By:   /s/  Earl W. Abbott
                                           -----------------------------------
                                           Earl W. Abbott, President and
                                           Chief Executive Officer